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EXHIBIT 24.1    POWERS OF ATTORNEY
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                                                                    EXHIBIT 24.1

CONFORMED

                               POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints William R. Williams and Jay Rife, and each of them, as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form AC and the Registration Statement on Form SB-2, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury ("OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents ot their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion on Form AC and the Registration Statement on Form SB-2 have been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                       DATE
     ----                                       ----

/s/ William R. Williams                         September 23, 1998
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William R. Williams
President, Chief Executive Officer
and Director
(principal executive officer)
Grand Central Financial Corp.

President, Chief Executive Officer
and Director
(principal executive officer)
Central Federal Savings and Loan Association of Wellsville


/s/ John A. Rife                                September 23, 1998
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John A. Rife
Executive Vice President and Treasurer
(principal financial and accounting officer)
Grand Central Financial Corp.

Executive Vice President and Treasurer
(principal accounting and financial officer)
Central Federal Savings and Loan Association
of Wellsville
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/s/ Gerry W. Grace                              September 23, 1998
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Gerry W. Grace
Chairman of the Board
Grand Central Financial Corp.

Chairman of the Board
Central Federal Savings and Loan Association of Wellsville


/s/ Jeffrey W. Aldrich                          September 23, 1998
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Jeffrey W. Aldrich
Director
Grand Central Financial Corp.

Director
Central Federal Savings and Loan Association of Wellsville


/s/ Thomas P. Ash                               September 23, 1998
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Thomas P. Ash
Director
Grand Central Financial Corp.

Director
Central Federal Savings and Loan Association of Wellsville


/s/ Fred C. Jackson                             September 23, 1998
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Fred C. Jackson
Director
Grand Central Financial Corp.

Director
Central Federal Savings and Loan Association of Wellsville


/s/ William R. Porter                           September 23, 1998
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William R. Porter
Director
Grand Central Financial Corp.

Director
Central Federal Savings and Loan Association
of Wellsville
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/s/ Joseph M. Wells, Jr.                        September 23, 1998
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Joseph M. Wells, Jr.
Director
Grand Central Financial Corp.

Director
Central Federal Savings and Loan Association of Wellsville